CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report  (Date of Earliest Event Reported): March 26, 2010

Radient Pharmaceuticals Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-16695	33-0413161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2492 Walnut Avenue, Suite 100, Tustin, California, 92780-7039
 (Address of principal executive offices (zip code))

714-505-4461
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

           As disclosed in the Current Report on Form 8-K that we filed on December 28, 2010, on December 23, 2009, we received notice from the NYSE Amex LLC stating that we are not in compliance with Section 1003(a)(iv) of the  Exchange’s Company Guide. Specifically, after reviewing our Form 10-Q for the period ended September 30, 2009, the Exchange staff opined that we have sustained losses which are so substantial in relation to our overall operation or our existing financial resources, or our financial condition has become so impaired that it appears questionable, as to whether we will be able to continue operations and/or meet our obligations as they mature.

As a result of the Exchange notice, we became subject to the procedures and requirements of Section 1009 of the Company Guide. To maintain our NYSE Amex listing, we had to submit a plan to the Exchange by January 22, 2010, advising the Exchange that we intend to regain compliance with Section 1003(a)(iv) of the Company Guide by June 23, 2010.  We submitted a plan to the Exchange on January 22, 2010.

We received a notice from the Exchange on March 24, 2010 notifying us that after review of our plan, the Exchange determined that we made a reasonable demonstration of an ability to regain compliance with the continued listing standards and they therefore granted us an extension to regain compliance with Section 1003(a)(iv) by June 23, 2010.  Pursuant to the extension, we must continue to provide the Exchange with updates regarding the initiatives set forth in the plan and the Exchange will periodically review our company to determine our progress and compliance with the plan.  If the Exchange does not believe that we are progressing as set forth in the plan or if we do not regain compliance by June 23, 2010, they may immediately commence delisting proceedings.

 Item 7.01 Regulation FD Disclosure.

On March 26, 2010, we issued a press release announcing the correspondence we received from the Exchange.  A copy of the press release containing such announcement is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The press release attached as Exhibit 99.1 hereto also contains a correction to a minor typo contained in the press release that was issued on March 26, 2010.  The issued press release stated that we filed our original business plan of compliance with the Exchange on January 25, 2010, instead of January 22, 2010, which is the correct filing date.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 26, 2010 regarding the NYSE Amex Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIENT PHARMACEUTICALS CORPORATION

By:	/s/ Douglas MacLellan
Name: Douglas MacLellan
Title: Chief Executive Officer

Dated:  March 26, 2010